 SECTION 16 POWER OF ATTORNEY

      Know all by these presents that Dieter Esch

and Lorex Investments AG each hereby constitute and

appoint Steven D. Davidson as their true and lawful

attorney-in-fact to:

(1) Execute for the undersigned, and on their behalf,

Forms 3, 4, and 5 with respect to their respective

beneficial ownership of securities of Wilhelmina

International, Inc. (the "Company") in accordance

with Section 16(a) of the Securities Exchange Act

of 1934 and the rules thereunder;

(2) Do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4, or 5,

complete and execute any amendment or amendments thereto,

and timely file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

(3) Take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant

to this Power of Attorney shall be in such form and shall

contain such terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

      The undersigned hereby grant to such attorney-in-

fact full power and authority to do and perform any and

every act and thing whatsoever requisite, necessary, or

proper to be done in the exercise of any of the rights

and powers granted above, as fully to all intents and

purposes as the undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and confirming all that such attorney-in-

fact, or such attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue of this

power of attorney and the rights and powers herein granted.

The undersigned acknowledge that the foregoing attorney-

in-fact, in serving in such capacity at the request of the

undersigned, is not assuming any of the undersigned's

responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

      This Power of Attorney shall remain in full force and

effect until the undersigned are no longer required to file

Forms 3, 4, and 5 with respect to the beneficial ownership

of securities of the Company, unless earlier revoked by

the undersigned in a signed writing delivered to the foregoing attorney-in-fact and the Company.

      IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this 19th

day of August, 2016.

                          /s/ Dieter Esch

                          LOREX INVESTMENTS AG

                     By:  /s/ Dieter Esch, Owner